Exhibit 10.1

Execution Version

AMENDMENT NO. 4 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No. 4 to Third Amended and Restated Credit Agreement, dated as of October 3, 2025 (this “Amendment”), is entered into by SUNOCO LP, a Delaware limited partnership (the “Borrower”), the Guarantors (as defined in the Credit Agreement referenced below) party hereto, the Lenders (as defined below) party hereto, and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

INTRODUCTION

Reference is made to the Third Amended and Restated Credit Agreement, dated as of May 3, 2024 (as amended by that certain Amendment No. 1 to Third Amended and Restated Credit Agreement, dated as of May 16, 2025, that certain Amendment No. 2 to Third Amended and Restated Credit Agreement, dated as of June 17, 2025, and that certain Amendment No. 3 to Third Amended and Restated Credit Agreement, dated as of August 8, 2025, the Existing Credit Agreement, as amended, restated, amended and restated, supplemented, or otherwise modified from time to time, including by this Amendment, the “Credit Agreement”), among the Borrower, the lenders from time to time party thereto (the “Lenders” and individually, each a “Lender”), the Administrative Agent, the Swingline Lender and the LC Issuers party thereto from time to time.

The Borrower has requested, and the Lenders party hereto and the Administrative Agent have agreed, on the terms and conditions set forth herein, to make certain amendments to the Existing Credit Agreement.

THEREFORE, in connection with the foregoing and for other good and valuable consideration, the Borrower, the Guarantors, the Lenders party hereto and the Administrative Agent hereby agree as follows:

Section 1. Definitions; References. Unless otherwise defined in this Amendment, each term used in this Amendment that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2. Amendments to Credit Agreement. Subject solely to the satisfaction (or waiver) of the conditions precedent in Section 5 hereof, effective as of the Amendment No. 4 Effective Date:

(a) Section 1.01 of the Existing Credit Agreement is hereby amended to add the following new defined terms in proper alphabetical order:

“CFC” means a “controlled foreign corporation” within the meaning of Section 957(a) of the Code.

“Parkland Exchange Offering Indebtedness” means (a) Indebtedness issued by the Borrower or any Finance Co and unsecured Guarantees thereof by the Borrower and the Subsidiary Guarantors in exchange, directly or indirectly (which exchange may, for the avoidance of doubt, be consummated by Parkland) for all or a portion of the Parkland Existing Notes, so long as such Parkland Existing Notes tendered for exchange are acquired by a Loan Party in connection with such exchange and are held by a Loan Party for so long as they remain outstanding; provided that the Indebtedness incurred pursuant to this clause (a) shall (i) have substantially the same tenor and coupon as the applicable Parkland Existing Notes accepted in exchange and (ii) not exceed the principal amount of the applicable Parkland Existing Notes accepted in exchange, plus an amount equal to any accrued and unpaid interest on the notes so exchanged and any premium or reasonable compensation (as determined by the Borrower in good faith) offered to the holders of the applicable Parkland Existing Notes in connection with such exchange; and/or (b) unsecured Guarantees by the Borrower of any Parkland Existing Notes not so exchanged; provided that, in each case of clause (a) and (b), the issuance of such Indebtedness and/or Guarantees is conditioned upon, and occurs substantially contemporaneously with or following, the Parkland Acquisition Closing Date.

(b) The definition of “Domestic Subsidiary” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated to read as follows:

“Domestic Subsidiary” shall mean any Subsidiary that is incorporated or organized under the laws of the United States of America, any state thereof or the District of Columbia other than (a) an Unrestricted Subsidiary, (b) any such Subsidiary that is a direct or indirect Subsidiary of a CFC or (c) any such Subsidiary, substantially all of the assets of which consist of Equity Interests and/or indebtedness of one or more CFCs, Subsidiaries described in clause (b) above or other Subsidiaries described in this clause (c).

(c) The definition of “Parkland Existing Notes” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated to read as follows:

“Parkland Existing Notes” means Indebtedness outstanding under Parkland’s existing (a) 5.875% Senior Notes due 2027, (b) 6.000% Senior Notes due 2028, (c) 4.375% Senior Notes due 2029, (d) 4.500% Senior Notes due 2029, (e) 4.625% Senior Notes due 2030 and (f) 6.625% Senior Notes due 2032; provided that, for purposes of the definition of “Parkland Exchange Offering Indebtedness” the definition of “Parkland Existing Notes” shall also include the Indebtedness outstanding under Parkland’s existing 3.875% Senior Notes due 2026.

(d) Section 6.09(d) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

(d) With respect to (x) any Material Subsidiary that is a Wholly Owned Subsidiary and a Domestic Subsidiary created or acquired after the Closing Date by the Borrower and any Wholly Owned Subsidiary and Domestic Subsidiary that otherwise becomes a Material Subsidiary after the Closing Date, the Borrower shall promptly and in no event later than thirty (30) days thereafter (or such longer period as may be acceptable to the Administrative Agent in its sole discretion) and (y) any other Subsidiary that the Borrower designates in writing to the Administrative Agent as an Elective Subsidiary Guarantor, the Borrower will, in each case of clause (x) and (y) (i) cause such Subsidiary to become a party to the Subsidiary Guaranty, (ii) provide written evidence reasonably satisfactory to the Administrative Agent that such Subsidiary has taken all corporate, limited liability company or partnership action necessary to duly approve and authorize its execution, delivery and performance of such Guaranty and any other documents which it is required to execute and (iii) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance reasonably satisfactory to the Administrative Agent; provided that, notwithstanding anything to the contrary set forth herein or in any other Loan Document, neither Parkland nor any of its subsidiaries shall be required to become Subsidiary Guarantors or otherwise Guarantee the Obligations at any time that such a Guarantee would not be permitted under any existing Indebtedness of Parkland or any of its subsidiaries outstanding immediately prior to the Amendment No. 1 Effective Date and that remains outstanding after the Amendment No. 1 Effective Date in accordance with the terms of the Parkland Acquisition Agreement.

(e) Section 7.01(a)(xi) of the Existing Credit Agreement is hereby amended to replace the “,” at the end of clause (B) of the first proviso thereto with “; provided that Parkland Exchange Offering Indebtedness shall not be subject to this clause (B),”.

(f) Section 7.01(b)(xiv) of the Existing Credit Agreement is hereby amended to replace the “,” at the end of clause (B) of the first proviso thereto with “; provided that Parkland Exchange Offering Indebtedness shall not be subject to this clause (B),”.

Section 3. Representations and Warranties. The Borrower and each Guarantor represents and warrants that (a) the execution, delivery, and performance by such Loan Party of this Amendment have been duly authorized by all necessary corporate or other organizational action, and, except as could not reasonably be expected to have a Material Adverse Effect, do not and will not violate the terms of any of such Loan Party’s organization documents; (b) this Amendment and the Credit Agreement constitute legal, valid, and binding obligations of such Loan Party enforceable in accordance with their terms except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditors’ rights; (c) the representations and warranties of the Borrower and each Guarantor contained in each Loan Document to which it is a party are true and correct in all material respects (except to the extent that such representations and warranties are qualified by materiality, in which case such representations and warranties are true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (except to the extent that such representations and warranties are qualified by materiality, in which case such representations and warranties were true and correct in all respects) as of such earlier date (provided that, (i) the representation and warranty contained in Section 5.06(a) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Section 6.01 of the Credit Agreement and (ii) the representation and warranty contained in Section 5.06(b) of the Credit Agreement shall not be required to be true and correct); and (d) no Default or Event of Default exists under the Loan Documents.

Section 4. Effect on Loan Documents. Except as amended herein, the Existing Credit Agreement and all other Loan Documents remain in full force and effect as originally executed. Nothing herein shall act as a waiver of any of the Administrative Agent’s or any Lender’s rights under the Loan Documents, as amended, including the waiver of any default or event of default, however denominated. The Borrower acknowledges and agrees that this Amendment shall in no manner impair or affect the validity or enforceability of the Credit Agreement. This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment may be a default or event of default under the other Loan Documents in accordance with their terms.

Section 5. Effectiveness. This Amendment shall become effective, and the Existing Credit Agreement shall be amended as provided for herein, upon the date of satisfaction (or waiver) of the following conditions (the “Amendment No. 4 Effective Date”):

(a) the Administrative Agent (or its counsel) shall have received counterparts hereof duly executed and delivered by a duly authorized officer of the Borrower, each Guarantor, the Administrative Agent and the Lenders constituting Majority Lenders;

(b) all out-of-pocket costs and expenses (including, without limitation, reasonable and documented legal fees and expenses) required to be reimbursed pursuant to Section 10.04(a) of the Credit Agreement and invoiced at least two Business Days prior to the Amendment No. 4 Effective Date shall have been, on the Amendment No. 4 Effective Date, or will be substantially simultaneously, paid; and

(c) the representations and warranties contained in Section 3 of this Amendment shall be true and correct on and as of the Amendment No. 4 Effective Date.

Section 6. Loan Document. This Amendment constitutes a “Loan Document” under and as defined in the Credit Agreement.

Section 7. Reaffirmation of Guaranty. By its signature hereto, each Guarantor represents and warrants that such Guarantor has no defense to the enforcement of the Guaranty, and that according to its terms the Guaranty will continue in full force and effect to guarantee the Obligations and the other amounts described in the Guaranty following the execution of this Amendment.

Section 8. Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements referred to in Section 6.01 of the Credit Agreement and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and to agree to the various matters set forth herein. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement.

Section 9. Governing Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT

OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 10. Miscellaneous. The miscellaneous provisions set forth in Article X of the Credit Agreement apply to this Amendment. This Amendment may be signed in any number of counterparts, each of which shall be an original, and may be in the form of an Electronic Record and may be executed using Electronic Signatures in accordance with Section 10.02 of the Credit Agreement.

Section 11. ENTIRE AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature Pages follow.]

EXECUTED as of the first date above written.

BORROWER:

SUNOCO LP

By:	SUNOCO GP LLC, its general partner

By:	/s/ Dylan Bramhall
Name:	Dylan Bramhall
Title:	Chief Financial Officer

GUARANTORS:

ALOHA PETROLEUM LLC
SUNMARKS, LLC
SUNOCO, LLC
SUNOCO MIDSTREAM LLC
SUNOCO FINANCE CORP.
SUNOCO MIDSTREAM HOLDINGS LLC
SUNOCO RETAIL LLC

Each by:	/s/ Dylan Bramhall
Name:	Dylan Bramhall
Title:	Chief Financial Officer

ALOHA PETROLEUM, LTD.

By:	/s/ Edward Pak
Name:	Edward Pak
Title:	Assistant Secretary

NUSTAR ENERGY L.P.

By:	RIVERWALK LOGISTICS, L.P., its general partner

By:	NUSTAR GP, LLC, its general partner

By:	/s/ Dylan Bramhall
Name:	Dylan Bramhall
Title:	Chief Financial Officer

[Signature Page to Amendment No. 4 to Third Amended and Restated Credit Agreement]

NUSTAR LOGISTICS, L.P.

By:	RIVERWALK LOGISTICS, L.P., its general partner

By:	NUSTAR GP, LLC, its general partner

By:	/s/ Dylan Bramhall
Name:	Dylan Bramhall
Title:	Chief Financial Officer

NUSTAR PIPELINE OPERATING PARTNERSHIP L.P.

By:	NUSTAR PIPELINE COMPANY, LLC, its general partner

By:	/s/ Dylan Bramhall
Name:	Dylan Bramhall
Title:	Chief Financial Officer

NUSTAR PERMIAN HOLDINGS, LLC

By:	/s/ Dylan Bramhall
Name:	Dylan Bramhall
Title:	Chief Financial Officer

NUSTAR PIPELINE PARTNERS L.P.

By:	NUSTAR PIPELINE COMPANY, LLC, its general partner

By:	/s/ Dylan Bramhall
Name:	Dylan Bramhall
Title:	Chief Financial Officer

[Signature Page to Amendment No. 4 to Third Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Rose Thomas
Name:	Rose Thomas
Title:	Assistant Vice President

[Signature Page to Amendment No. 4 to Third Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Ajay Prakash
Name:	Ajay Prakash
Title:	Director

[Signature Page to Amendment No. 4 to Third Amended and Restated Credit Agreement]

TRUIST BANK, as a Lender

By:	/s/ Lincoln LaCour
Name:	Lincoln LaCour
Title:	Director

[Signature Page to Amendment No. 4 to Third Amended and Restated Credit Agreement]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

[Signature Page to Amendment No. 4 to Third Amended and Restated Credit Agreement]

CITIBANK, N.A., as a Lender

By:	/s/ Todd Mogil
Name:	Todd Mogil
Title:	Vice President

[Signature Page to Amendment No. 4 to Third Amended and Restated Credit Agreement]

CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK, as a Lender

By:	/s/ Andrew Sidford
Name:	Andrew Sidford
Title:	Managing Director

By:	/s/ Gordon Yip
Name:	Gordon Yip
Title:	Director

[Signature Page to Amendment No. 4 to Third Amended and Restated Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Kyle Gruen
Name:	Kyle Gruen
Title:	Authorized Officer

[Signature Page to Amendment No. 4 to Third Amended and Restated Credit Agreement]

MIZUHO BANK, LTD., as a Lender

By:	/s/ Edward Sacks
Name:	Edward Sacks
Title:	Managing Director

[Signature Page to Amendment No. 4 to Third Amended and Restated Credit Agreement]

MUFG BANK, LTD., as a Lender

By:	/s/ Kevin Sparks
Name:	Kevin Sparks
Title:	Director

[Signature Page to Amendment No. 4 to Third Amended and Restated Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jonathan Littmann
Name:	Jonathan Littmann
Title:	Assistant Vice President

[Signature Page to Amendment No. 4 to Third Amended and Restated Credit Agreement]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Michael Sharp
Name:	Michael Sharp
Title:	Authorized Signatory

[Signature Page to Amendment No. 4 to Third Amended and Restated Credit Agreement]

BANCO SANTANDER, S.A, NEW YORK
BRANCH., as a Lender

By:	/s/ D. Andrew Maletta
Name:	D. Andrew Maletta
Title:	Executive Director

By:	/s/ Irv Roa
Name:	Irv Roa
Title:	Executive Director

[Signature Page to Amendment No. 4 to Third Amended and Restated Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Nabeel Shah
Name:	Nabeel Shah
Title:	Director

[Signature Page to Amendment No. 4 to Third Amended and Restated Credit Agreement]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender

By:	/s/ Jonathan Schwartz
Name:	Jonathan Schwartz
Title:	Authorized Signatory

[Signature Page to Amendment No. 4 to Third Amended and Restated Credit Agreement]

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Nathan Starr
Name:	Nathan Starr
Title:	Managing Director

[Signature Page to Amendment No. 4 to Third Amended and Restated Credit Agreement]

THE BANK OF NOVA SCOTIA, HOUSTON
BRANCH, as a Lender

By:	/s/ Alex Franks
Name:	Alex Franks
Title:	Director

[Signature Page to Amendment No. 4 to Third Amended and Restated Credit Agreement]

ATB FINANCIAL, as a Lender

By:	/s/ Max Herrera
Name:	Max Herrera
Title:	Director

By:	/s/ Alex Wojcik
Name:	Alex Wojcik
Title:	Director

[Signature Page to Amendment No. 4 to Third Amended and Restated Credit Agreement]

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, as a Lender

By:	/s/ Cara Younger
Name:	Cara Younger
Title:	Managing Director

By:	/s/ Armen Semizian
Name:	Armen Semizian
Title:	Managing Director

[Signature Page to Amendment No. 4 to Third Amended and Restated Credit Agreement]

BANK OF MONTREAL, as a Lender

By:	/s/ Patrick Johnston
Name:	Patrick Johnston
Title:	Managing Director, on behalf of its Chicago Branch

[Signature Page to Amendment No. 4 to Third Amended and Restated Credit Agreement]

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ Kevin A. James
Name:	Kevin A. James
Title:	Authorized Signatory

By:	/s/ Donovan C. Broussard
Name:	Donovan C. Broussard
Title:	Authorized Signatory

[Signature Page to Amendment No. 4 to Third Amended and Restated Credit Agreement]

RAYMOND JAMES BANK, as a Lender

By:	/s/ Chad E Colby
Name:	Chad E Colby
Title:	Managing Director

[Signature Page to Amendment No. 4 to Third Amended and Restated Credit Agreement]

REGIONS, as a Lender

By:	/s/ Michael Kolosowsky
Name:	Michael Kolosowsky
Title:	Managing Director

[Signature Page to Amendment No. 4 to Third Amended and Restated Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Beth Johnson
Name:	Beth Johnson
Title:	Senior Vice President

[Signature Page to Amendment No. 4 to Third Amended and Restated Credit Agreement]

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Aaron McLean
Name:	Aaron McLean
Title:	Authorized Signatory

[Signature Page to Amendment No. 4 to Third Amended and Restated Credit Agreement]